Exhibit 99.1

Enfusion Announces First Quarter 2022 Results

Revenue Up 40% Y-o-Y Driven by Strong Business Fundamentals

Y-o-Y Revenue Growth in EMEA, APAC and Americas up 59%, 47%, and 35%, Respectively

Record Aggregate Contract Value in New Logo Wins

May 12, 2022

NEW YORK & LONDON & HONG KONG--(BUSINESS WIRE)--Enfusion, Inc. (“Enfusion”) (NYSE: ENFN), a leading provider of cloud-based investment management software and services, today announced financial results for the first quarter ended March 31, 2022.

“We continue to deliver revenue ahead of our expectations, driven by solid execution and broad adoption across all of our cloud native and managed services offerings” said Thomas Kim, Chief Executive Officer, Enfusion. “The strong results give us confidence in the long runway opportunity we see in 2022. Our underlying business fundamentals remain resilient even in higher market volatility and macro uncertainty. I’m pleased that we expanded our base of larger fund manager and institutional asset manager clients as evidenced by two seven-figure fund manager wins and four additional institutional asset manager wins, and overall accelerating adoption of our Order and Execution Management System (OEMS).”

First Quarter 2022 Financial Highlights:

•	Total revenue grew to $34.1 million, up 40% year over year led by new client signings and growth from existing clients.
•	Income from Operations of $(12.4) million, includes $12.7 million in stock-based compensation, compared to $5.8 million during the same period in the prior year.
•	Adjusted EBITDA was $2.1 million compared to $6.6 million during the same period in the prior year.
•	Net income of $(12.5) million, includes $12.7 million in stock-based compensation, compared to net income of $4.1 million during the same period in the prior year.
•	Annual Recurring Revenue (ARR) for March 2022 was $137.6 million, up 37% from March 2021.
•	Net Dollar Retention Rate (NDR) excluding involuntary churn was 115.8% in the first quarter; NDR including involuntary churn was 112.1%.
•	Earnings per share was $(0.10) for the first quarter.

First Quarter 2022 Business Highlights:

•

42 new clients added in the first quarter, which represents a record aggregate contract value in new logo wins and includes two seven-figure deals for the first time in the same quarter. Total clients equal to 756 as of March 31, 2022.

•	Year-over-Year Revenue Growth in EMEA, APAC and Americas Region up 59%, 47%, and 35%, respectively.
•	Large asset managers continue to embrace Enfusion’s cloud native platform as evidenced by the addition of four institutional asset managers.

•	OEMS bookings accounted for 46% of total bookings as Investment managers increasingly adopt Enfusion’s OEMS to support the full front-middle, and back-office technology stack.
•	Northern Trust has established an alliance with Enfusion to provide portfolio management, order and execution management system, and analytics capabilities to mutual clients.
•	Enfusion released over 528 product enhancement and features across our front-to-back-office platform.

Second Quarter and Full-Year 2022 Outlook:

Enfusion is providing the following guidance for the second quarter and full year 2022:

•	Second Quarter 2022 Outlook:
o	Total revenue is expected to be in the range of $35 million to $36 million.
o	Adjusted EBITDA is expected to be in the range of $4 million to $4.5 million.*
•	Full Year 2022 Outlook:
o	Total revenue is expected to be in the range of $148.1 million to $151.1 million.
o	Adjusted EBITDA is expected to be in the range of $17.2 million to $19.2 million.*

*Adjusted EBITDA guidance excludes stock-based compensation of $7.6 million for the second quarter and $32 million for the full year 2022.

These statements are forward-looking and actual results may differ materially. Refer to the “Forward-Looking Statements” safe harbor section below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

Enfusion has not reconciled its estimates for adjusted EBITDA to GAAP net income due to the uncertainty and potential variability of expenses that may be incurred in the future. Accordingly, a reconciliation is not available without unreasonable effort. Enfusion has provided a reconciliation of other GAAP to non-GAAP financial measures in the financial statement tables for its first quarter 2022 non-GAAP results included in this press release.

Webcast and Conference Call:

Enfusion will host a webcast and conference call today at 2:00 PM (PT) / 5:00 PM (ET), during which management will discuss first quarter results and provide commentary on business performance. A question-and-answer session will follow the prepared remarks.

The live audio webcast may be accessed on the Company’s website at: https://ir.Enfusion.com. The conference call can be accessed by dialing (844) 200-6205 (domestic) or (646) 904-5544 (international). The conference ID number is 030416.

A replay of the call via webcast will be available at: https://ir.Enfusion.com for one year.

About Enfusion

Enfusion's investment management software-as-a-service platform removes traditional information boundaries, uniting front-, middle- and back-office teams on one cloud-native system. Through its software, analytics, and middle/back-office managed services, Enfusion creates enterprise-wide cultures of real-time, data-driven intelligence, boosting agility, and powering growth. Enfusion partners with 700+ investment managers from 10 global offices spanning four continents.

Enfusion Use of non-GAAP Information

In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables include Adjusted EBITDA and Adjusted EBITDA Margin, which are non-GAAP financial measures. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP.

Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measures of our operating performance that are neither required by, nor presented in accordance with, GAAP, and our calculations thereof may not be comparable to similarly titled measures reported by other companies. Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization, adjusted to exclude certain items of a non-recurring or unusual nature, as well as payments for management incentive awards from our Change in Control Bonus Plan and initial public offering costs, and stock-based compensation expense. We believe excluding these non-cash expenses from the non-GAAP financial measures is useful to both management and investors because it facilitates comparability of period to period results, provides meaningful supplemental information regarding our core operating performance. In particular, stock-based compensation expense is not comparable across companies given the variety of valuation methodologies and assumptions. Adjusted EBITDA Margin represents Adjusted EBITDA divided by total net revenue.

We use these non-GAAP measures in conjunction with GAAP measures as part of our overall assessment of our performance, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies and to communicate with our board of directors concerning our financial performance. We believe these non-GAAP measures provide investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of our operating results. We believe these non-GAAP measures are useful in evaluating our operating performance compared to that of other companies in our industry, as they generally eliminate the effects of certain items that may vary for different companies for reasons unrelated to overall operating performance.

Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. The non-GAAP measures we use may be different from non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes.

Forward-Looking Statements

Statements we make in this press release may include statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, including expectations regarding future financial performance. These forward-looking statements are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “could,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and

Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control, such as those set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 that was filed with the SEC on March 30, 2022. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Key Metrics

Enfusion provides certain key metrics, including annual recurring revenue (ARR) and net dollar retention rate. While these numbers are based on what Enfusion believes to be reasonable judgements and estimates of our customer base for the applicable period of measurement, there are inherent challenges in measuring usage and engagement with respect to our online offerings across our customer base. Such challenges and limitations may also affect Enfusion’s understanding of certain details of its business.

Annual Recurring Revenue, or ARR. We calculate ARR monthly by annualizing platform subscriptions and managed services revenue recognized in the last month of the measurement period. We believe ARR provides important information about our future revenue potential, our ability to acquire new clients and our ability to maintain and expand our relationship with existing clients.

Net Dollar Retention Rate. We calculate Net Dollar Retention Rate as of a period end by starting with the ARR for all clients as of twelve months prior to such period end, or Prior Period ARR. We then calculate the ARR from those same clients as of the current period end, or Current Period ARR. Current Period ARR includes expansion within existing clients inclusive of contraction and voluntary attrition, but excluding involuntary attrition. We define involuntary cancellations as accounts that were cancelled due to the client no longer being in business. We identify involuntary cancellations based on representations made by the client at the time of cancellation. Our Net Dollar Retention Rate is equal to the Current Period ARR divided by the Prior Period ARR.

We believe Net Dollar Retention Rate is an important metric for us because, in addition to providing a measure of retention, it indicates our ability to grow revenues within existing client accounts.

Contacts:

Investors

Ignatius Njoku

investors@enfusion.com

Media

Prosek Partners

pro-enfusion@prosek.com

ENFUSION, INC.

CONSOLIDATED BALANCE SHEETS

(dollars in thousands, except shares and unit amounts and par value)

(Unaudited)

	As of	As of
	March 31, 2022	December 31, 2021
ASSETS
Current Assets:
Cash	$56,206	$64,365
Accounts receivable, net of allowance for doubtful accounts	23,410	18,223
Prepaid expenses	5,458	6,030
Other current assets	1,332	1,060
Total current assets	86,406	89,678
Property and equipment, net	15,046	13,051
Other assets	3,499	3,356
Total assets	$104,951	$106,085

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,189	$2,528
Accrued expenses and other current liabilities	6,557	5,578
Current portion of long-term debt		—
Total current liabilities	7,746	8,106
Other liabilities	497	538
Total liabilities	8,243	8,644
Commitments and contingencies
Stockholders' Equity:
Class A Common stock, $0.001 par value; 1,000,000,000 shares authorized, 65,583,289 shares issued and outstanding as of March 31, 2022 and December 31, 2021, respectively	66	66
Class B Common stock, $0.001 par value; 150,000,000 shares authorized, 47,470,971 shares issued and outstanding as of March 31, 2022 and December 31, 2021, respectively	47	47
Additional paid-in capital	233,607	226,717
Accumulated deficit	(178,474)	(171,209)
Accumulated other comprehensive loss	(375)	(325)
Total Stockholders’ Equity attributable to Enfusion, Inc.	54,871	55,296
Non-Controlling Interests	41,837	42,145
Total Stockholders' Equity	96,708	97,441
Total liabilities and Stockholders' Equity	$104,951	$106,085

ENFUSION, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended March 31,
	2022	2021

REVENUES:
Platform subscriptions	$31,551	$22,423
Managed services	2,230	1,534
Other	360	396
Total revenues	34,141	24,353

COST OF REVENUES:
Platform subscriptions	9,311	5,952
Managed services	1,615	828
Other	57	29
Total cost of revenues	10,983	6,809
Gross profit	23,158	17,544

OPERATING EXPENSES:
General and administrative	22,295	6,381
Sales and marketing	8,432	3,158
Technology and development	4,802	2,202
Total operating expenses	35,529	11,741
(Loss) income from operations	(12,371)	5,803

NON-OPERATING INCOME (EXPENSE):
Interest expense	(6)	(1,392)
Other income (expense)	3	—
Total non-operating income (expense)	(3)	(1,392)

(Loss) income before income taxes	(12,374)	4,411
Income taxes	150	302
Net (loss) income	$(12,524)	$4,109
Net loss attributable to non-controlling interests	(5,259)	—
Net loss attributable to Enfusion, Inc.	$(7,265)	$4,109

Net loss per Class A common shares attributable to Enfusion, Inc.:
Basic and diluted	$(0.10)
Weighted Average number of Class A common shares outstanding:
Basic and diluted	83,384

ENFUSION. INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(dollars in thousands)

(Unaudited)

	Three Months Ended March 31,
	2022	2021

	(Unaudited)
Cash flows from operating activities:
Net (loss) income	$(12,524)	$4,109
Adjustments to reconcile Net (loss) income to Net cash provided by operating activities:
Depreciation and amortization	1,340	755
Provision for bad debts	123	87
Amortization of debt-related costs	6	74
Stock-based compensation expense	12,682	—
Change in operating assets and liabilities:
Accounts receivable	(5,310)	(1,751)
Prepaid expenses and other assets	(13)	(659)
Accounts payable	(1,339)	66
Accrued expenses and other liabilities	938	(1,914)
Net cash (used) provided by operating activities	(4,097)	767
Cash flows from investing activities:
Purchases of property and equipment	(3,171)	(2,352)
Net cash used in investing activities	(3,171)	(2,352)
Cash flows from financing activities:
Payment of Member distributions	—	(164)
Payment of withholding taxes on stock-based compensation	(805)	—
Net cash used in financing activities	(805)	(164)
Effect of exchange rate changes on cash	(86)	(61)
Net decrease in cash	(8,159)	(1,810)
Cash, beginning of period	64,365	13,938
Cash, end of period	$56,206	$12,128
Supplemental disclosure of cash flow information:
Interest paid in cash	$—	$1,342
Income taxes paid in cash	$265	$118

The Company’s stock compensation expense was recognized in the following captions within the consolidated statements of operations:

Three Months Ended
March 31, 2022
(in thousands)	(Unaudited)
Cost of revenues	$354
General and administrative	8,938
Sales and marketing	1,993
Technology and development	1,397
Total stock compensation expense	$12,682

The following table reconciles net income to Adjusted EBITDA. Net income, calculated in accordance with U.S. GAAP, is the most directly comparable financial measure to Adjusted EBITDA.

	Three Months Ended March 31,
($ in thousands)	2022	2021
Net income	$(12,524)	$4,109
Adjustments:
Interest expense	6	1,392
Income taxes	150	302
Depreciation and amortization	1,340	755
Stock-based compensation expense	12,682	—
Tax payment on stock-based compensation	434	—
Adjusted EBITDA	$2,088	$6,558

Net income margin	(36.7)%	16.9%
Adjusted EBITDA margin	6.1%	26.9%

Source: Enfusion, Inc.

Source Code: ENFN-IR

ENFN-CORP